UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 30, 2012

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement.

On April 30, 2012, Global Telecom & Technology Americas, Inc. (“GTTA”), a wholly-owned subsidiary of Global Telecom & Technology, Inc. (the “Company”), entered into an agreement (the “Acquisition Agreement”) to acquire nLayer Communications, Inc. (“nLayer”) through the acquisition of all of the equity interests in nLayer from Jordan Lowe and Daniel Brosk Trust dated December 22, 2006, who were the sole owners of nLayer prior to the acquisition.  The closing of the acquisition occurred simultaneously with the signing of the Acquisition Agreement.

In consideration for the equity interests in nLayer, GTTA paid the sellers an aggregate purchase price of $18.0 million, in cash, subject to:

•	a working capital adjustment; and

•	a reduction if nLayer’s revenue is lower than specified target levels during the two year period after the closing of the acquisition.

At the closing, GTTA paid $12.0 million of the purchase price, and the remaining $6.0 million of the purchase price, subject to adjustment, will be paid over the two-year period after the closing.  The sellers may elect to receive up to one-half of the post-closing payments to which they become entitled in the form of common stock of the Company, valued for this purpose at $2.45 per share.  In connection with this covenant, at the closing of the acquisition the Company and the sellers entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company is obligated to file up to three registration statements under the Securities Act of 1933, as amended, with respect to the resale by the sellers of any of the common stock that they elect to receive in lieu of cash payments under the Acquisition Agreement.

The Acquisition Agreement contains representations, warranties, covenants, limitations on liability and indemnification, in each case on terms which are common for transactions of this nature.  The Acquisition Agreement also includes restrictive covenants binding up the sellers and certain of their affiliates regarding confidentiality, non-competition, non-solicitation of customers, vendors and employees and non-disparagement, in each case which are common for transactions of this nature.

In connection with the Acquisition Agreement, the Company entered into new financing arrangements, which are described in Item 2.03 and incorporated by reference into this Section 1.01.

The foregoing description of the Acquisition Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement and the Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 2.01.      Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, on April 30, 2012, GTTA acquired all of the equity interests in nLayer.  Accordingly, nLayer is now a wholly-owned subsidiary of GTTA, which, in turn, is a wholly-owned subsidiary of the Company.

Item 2.03.Creation of a Direct Financial Obligation.

To fund the Company’s acquisition of nLayer, as described in Item 1.01, the Company arranged financing with its existing senior lender, Silicon Valley Bank, a California corporation (the “Bank”), in the form of modifications to the Company’s existing loan and security agreements with the Bank that, among other matters, expands the amount of borrowing under the Company’s United States term loan facility.  In addition, the Company arranged financing through an increase in the Company’s existing mezzanine financing arrangement, in the form of a modification to its existing note purchase agreement with BIA Digital Partners SBIC II LP, a Delaware limited partnership (“BIA”), that expands the amount of borrowing under the note purchase agreement and adds Plexus Fund II, L.P. (“Plexus”) as a new note purchaser and lender thereunder.

Joinder and Second Loan Modifications to U.S. Senior Credit Facility

On April 30, 2012, in connection with the nLayer acquisition, the Company and its United States subsidiaries, GTTA, WBS Connect LLC (“WBS”), PacketExchange (USA), Inc. (“PEUSA”) and PacketExchange, Inc. (“PEINC”, and together with the Company, GTTA, WBS and PEUSA, collectively, the “Existing Borrower”), and nLayer (nLayer and the Existing Borrower together are the “Borrower”) entered into a Joinder and Second Loan Modification Agreement (the “Modification Agreement”) with the Bank, which amends that certain Loan and Security Agreement (the “Loan Agreement”), dated June 29, 2011, as amended, by and among the Bank and the Existing Borrower.

The Modification Agreement increases the amount of the U.S. term loan facility from $13 million to $18,333,333 (the “Term Loan”), while the amount of the U.S. revolving line of credit facility (the “Line of Credit”) remains unchanged. The Modification Agreement contains customary representations, warranties and covenants of the Borrower and customary and events of default. The obligations of the Borrower under the Modification Agreement are secured by substantially all of the Borrower’s tangible and intangible assets pursuant to the Loan Agreement.

The Term Loan matures on May 1, 2016. The Borrower will repay the Term Loan in sixteen (16) equal quarterly installments of principal, with each payment of principal being accompanied by a payment of accrued interest.  Interest accrues on the outstanding balance of the Term Loan at a floating per annum rate equal to the Bank’s prime rate plus 3.75%, unless the Borrower achieves certain performance criteria, in which case the interest rate will be equal to the Bank’s prime rate plus 2.75%.

The Line of Credit will mature on April 30, 2016, and the principal amount outstanding under the Line of Credit accrues interest at a floating per annum rate equal to the Bank’s prime rate plus 2.75%, unless the Borrower achieves certain performance criteria, in which case the interest rate will be equal to the Bank’s prime rate plus 1.75%.

In connection with the Modification Agreement, nLayer was added as a guarantor of the obligations of the Borrower under the Loan Agreement pursuant to an unconditional guaranty executed by nLayer in favor of the Bank.  This guaranty is secured by nLayer’s tangible and intangible assets pursuant to a security agreement containing representations, warranties and covenants substantially similar to those made under the Loan Agreement with respect to the Borrower.

Concurrent with entering into the Modification Agreement, the Bank, BIA, in its capacities as agent and as a note holder and Plexus entered into a Second Amended and Restated Intercreditor and Subordination Agreement which governs, among other things, ranking and collateral access for the respective lenders.

The foregoing description of the Modification Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Modification Agreement, which is filed as Exhibits 10.3 to this Form 8-K and is incorporated herein by reference.

Second Loan Modifications to European Senior Credit Facility

On April 30, 2012, in connection with the acquisition of nLayer, the Company’s international subsidiaries, GTT-EMEA, Ltd, PacketExchange (Ireland) Limited and PacketExchange (Europe) Limited (collectively, the “European Borrower”), entered into a Second Loan Modification Agreement (the “European Modification

Agreement”) with the Bank, which amends that certain Amended and Restated Loan and Security Agreement (the “European Loan Agreement”), dated June 29, 2011, as amended, by and among the Bank and the European Borrower.

The European Modification Agreement did not adjust the authorized amount of the term loan facility (the “Non-U.S. Term Loan”) or the amount of the revolving line of credit facility (the “Non-U.S. Line of Credit”).  The European Modification Agreement contains customary representations, warranties and covenants of the European Borrower and customary events of default.  The obligations of the European Borrower under the European Modification Agreement are secured by substantially all of the European Borrower’s tangible and intangible assets pursuant to the European Loan Agreement.

The Non-U.S. Term Loan matures on May 1, 2016.  The European Borrower will repay the Non-U.S. Term Loan in sixteen (16) equal quarterly installments of principal, with each payment of principal being accompanied by a payment of accrued interest.  Interest accrues on the outstanding balance of the Non-U.S. Term Loan at a floating per annum rate equal to the Bank’s prime rate plus 3.75%, unless the European Borrower achieves certain performance criteria, in which case the interest rate will be equal to the Bank’s prime rate plus 2.75%.

The Non-U.S. Line of Credit will mature on April 30, 2016, and the principal amount outstanding under the Non-U.S. Line of Credit accrues interest at a floating per annum rate equal to the Bank’s prime rate plus 2.75%, unless the European Borrower achieves certain performance criteria, in which case the interest rate will be equal to the Bank’s prime rate plus 1.75%.

The foregoing description of the European Modification Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the European Modification Agreement, which is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.

Note Purchase Agreement for Second Lien Credit Facility

Concurrent with the nLayer acquisition, on April 30, 2012, the Company and its subsidiaries GTTA, WBS, PEUSA and PEINC (collectively, the “Note Borrower”) entered into an Amended and Restated Note Purchase Agreement (the “Amended Note Purchase Agreement”) with BIA and Plexus (together with BIA and any future holders of notes issues under the Amended Note Purchase Agreement, the “Note Holders”).  The Amended Note Purchase Agreement provides for an increase in the total financing commitment by $8.0 million, of which $6.0 million was immediately funded.  The remaining $2.0 million of the committed financing may be called by the Note Borrower, subject to certain conditions, on or before December 31, 2012, which dated may be extended at the sole option of the Note Holders.  The Amended Note Purchase Agreement contains customary representations, warranties and covenants of the Note Borrower and customary events of default. The obligations of the Note Borrower under the Amended Note Purchase Agreement are secured by substantially all of the Note Borrower’s tangible and intangible assets pursuant to the Amended Note Purchase Agreement.  In addition to the promissory note issued to Plexus, in connection with the Amended Note Purchase Agreement the Note Borrower issued an amended and restated promissory note to BIA, which note is on substantially the same terms as the note previously issued to BIA.

The Notes mature on June 6, 2016.  The obligations evidenced by the Notes will bear interest at a rate of 13.5% per annum, of which (i) at least 11.5% per annum is payable, in cash, monthly in arrears on the last calendar day of each month (“Interest Payment Date”) in each year (“Cash Interest Portion”) and (ii) 2.0% per annum is, at the Note Borrower’s option, payable in cash (upon not less than three business days notice prior to such Interest Payment Date) or payable in-kind. If the Note Borrower achieves certain performance criteria, the obligations evidenced by the Notes will bear interest at a rate of 12.0% per annum, with a Cash Interest Portion of at least 11.0% per annum payable in arrears on each Interest Payment Date of each year.

In connection with the Amended Note Purchase Agreement, nLayer was added as a guarantor of the obligations of the Note Borrower under the Amended Note Purchase Agreement pursuant to an unconditional guaranty executed by nLayer in favor of the Note Holders.  This guaranty is secured by a second lien on nLayer’s tangible and intangible assets pursuant to a security agreement containing representations, warranties and covenants substantially similar to those made in the Amended Note Purchase Agreement with respect to the Note Borrower.  In addition, the equity interests in nLayer were pledged as additional security for the obligations of the Note Borrower under the Amended Note Purchase Agreement.

As described above, concurrent with entering into the Note Purchase Agreement, the Bank, BIA, in its capacities as agent and as a Note Holder and Plexus entered into a Second Amended and Restated Intercreditor and Subordination Agreement which governs, among other things, ranking and collateral access for the respective lenders.

The foregoing description of the Amended Note Purchase Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Note Purchase Agreement and such related documents. The Purchase Agreement, the related Note issued to Plexus and the Amended and Restated Note issued to BIA are filed as Exhibits 10.5, 10.6 and 10.7, respectively, to this Form 8-K and are incorporated herein by reference.

Warrant

On April 30, 2012, pursuant to the Amended Note Purchase Agreement, the Company issued to Plexus a Warrant (the “Warrant”) to purchase from the Company 535,135 shares of the Company’s common stock at an exercise price equal to $2.208 per share (as adjusted from time to time as provided in the Warrant).  Upon a change of control (as defined in the Amended Note Purchase Agreement), the repayment of the Notes prior to the maturity date of the Notes, the occurrence of an event of default under the Notes or the maturity date of the Notes, the holder of the Warrant shall have the option to require the Company to repurchase from the holder the Warrant and any shares received upon exercise of the Warrant and then held by the holder, which repurchase would be at a price equal to the greater of the closing price of the Company’s common stock on such date or a price determined by reference to the Company’s adjusted enterprise value on such date, in each case, with respect to any Warrant, less the exercise price per share.  The Warrant contains customary representations, warranties and covenants.  The Warrant was issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 3.02Unregistered Sale of Equity Securities

The information disclosed under Item 2.03 of this Form 8-K related to the issuance of the Warrant is incorporated herein by reference. The Warrant was issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

Item 8.01Other Events

On May 1, 2012, the company issued a press release announcing the transactions contemplated by the Agreement.  A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(a)Financial Statements

The financial statements required by this Item 9.01(a) with respect to the Registrant’s acquisition described in this Current Report on Form 8-K will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(b)Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) with respect to the Registrant’s acquisition described in this Current Report on Form 8-K will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(d)Exhibits

4.1	Warrant, dated April 30, 2012, issued by Global Telecom & Technology, Inc. to Plexus Fund II, L.P.
10.1
Stock Purchase Agreement, dated as of April 30, 2012, by and among nLayer Communications, Inc., Jordan Lowe, Daniel Brosk Trust dated December 22, 2006, Global Telecom & Technology Americas, Inc. and Global Telecom and Technology

10.2	Registration Rights Agreement, dated as of April 30, 2012, by and among Global Telecom & Technology, Inc., Jordan Lowe and Daniel Brosk Trust dated December 22, 2006
10.3
Joinder and Second Loan Modification Agreement, dated April 30, 2012, by and between (i) Silicon Valley Bank, (ii) Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc., PacketExchange (USA), Inc., PacketExchange, Inc., WBS Connect LLC and (iii) nLayer Communications, Inc.

10.4	Second Loan Modification Agreement, dated April 30, 2012, by and between (i) Silicon Valley Bank and (ii) GTT-EMEA, Ltd., PacketExchange (Ireland) Limited and PacketExchange (Europe) Limited
10.5
Amended and Restated Note Purchase Agreement, dated April 30, 2012, by and between (i) Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc., WBS Connect, LLC, PacketExchange, Inc., PacketExchange (USA), Inc., nLayer Communications, Inc., (ii) BIA Digital Partners SBIC II LP, as agent for the Purchasers, and (iii) the Purchasers party thereto

10.6
Note, dated April 30, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Plexus Fund II, L.P.

10.7
Amended and Restated Note, dated April 30, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Plexus Fund II, L.P.

99.1	Press Release dated May 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2012	GLOBAL TELECOM & TECHNOLOGY, INC.

/s/ Chris McKee
Chris McKee Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant, dated April 30, 2012, issued by Global Telecom & Technology, Inc. to Plexus Fund II, L.P.
10.1
Stock Purchase Agreement, dated as of April 30, 2012, by and among nLayer Communications, Inc., Jordan Lowe, Daniel Brosk Trust dated December 22, 2006, Global Telecom & Technology Americas, Inc. and Global Telecom and Technology

10.2	Registration Rights Agreement, dated as of April 30, 2012, by and among Global Telecom & Technology, Inc., Jordan Lowe and Daniel Brosk Trust dated December 22, 2006
10.3
Joinder and Second Loan Modification Agreement, dated April 30, 2012, by and between (i) Silicon Valley Bank, (ii) Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc., PacketExchange (USA), Inc., PacketExchange, Inc., WBS Connect LLC and (iii) nLayer Communications, Inc.

10.4	Second Loan Modification Agreement, dated April 30, 2012, by and between (i) Silicon Valley Bank and (ii) GTT-EMEA, Ltd., PacketExchange (Ireland) Limited and PacketExchange (Europe) Limited
10.5
Amended and Restated Note Purchase Agreement, dated April 30, 2012, by and between (i) Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc., WBS Connect, LLC, PacketExchange, Inc., PacketExchange (USA), Inc., nLayer Communications, Inc., (ii) BIA Digital Partners SBIC II LP, as agent for the Purchasers, and (iii) the Purchasers party thereto

10.6
Note, dated April 30, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Plexus Fund II, L.P.

10.7
Amended and Restated Note, dated April 30, 2012, issued by Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc., WBS Connect, LLC, PacketExchange (USA), Inc, PacketExchange, Inc. and nLayer Communications, Inc., jointly and severally as borrowers, to Plexus Fund II, L.P.

99.1	Press Release dated May 1, 2012